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                                                                   EXHIBIT 10.24

                     AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT
                 ENTERED INTO ON JANUARY 1, 1995 BY AND BETWEEN
        UNIVISION TELEVISION GROUP, INC. AND GEORGE BLANK, AS AMENDED ON
   JANUARY 31, 1996, AND FURTHER AMENDED ON JANUARY 1, 1997 (THE "EMPLOYMENT
    AGREEMENT")

                              December 22, 1997

To:  Mr. George Blank
     c/o Univision Television Group, Inc. ("UTG")

Dear George:

     Your Employment Agreement became effective on January 1, 1995 and will expire on December 31, 1999 (the "Term"). UTG desires to extend the Term for an additional one year period. You and we hereby agree to amend the Employment Agreement as follows:

     1. TERM. The Term is hereby extended for an additional one year period. The Employment Agreement shall expire on December 31, 2000, unless earlier terminated in accordance with the terms set forth in the Employment Agreement.

     2. SALARY. Your Base Salary for calendar years 1998 and 1999 shall continue at the annual rate of Five Hundred Fifty Thousand Dollars ($550,000), as provided in the second amendment to the Employment Agreement. Your annual Base Salary rate in calendar year 2000 shall be Five Hundred Fifty Thousand Dollars ($550,000).

     3. OTHER. Except as provided in this Amendment No. 3, all other terms and conditions set forth in the Employment Agreement shall remain in full force and effect, and the parties hereby ratify and confirm the Employment Agreement, as amended.

     4. EFFECTIVE DATE OF AMENDMENT NO. 3. Upon its execution by you and UTG, this Amendment No. 3 shall become effective as of the date first written above.

     Please indicate your agreement to this Amendment No. 3 to the Employment Agreement by signing this letter amendment in the space provided below.

                                       UNIVISION TELEVISION GROUP, INC.

                                       By: /s/ ROBERT V. CAHILL
                                          ---------------------------
                                           Robert V. Cahill
                                           Vice President

I have read the preceding Amendment No. 3 and agree to its terms and conditions:

/s/ GEORGE BLANK
---------------------
    George Blank